7-15-19

ORIGINAL

RECONCILIATION & SETTLEMENT AGREEMENT

This Reconciliation & Settlement Agreement ("the Agreement") is entered into between International Marketing Group, Inc. ("IMG") and Stealth Technologies Inc. (a Florida Corporation) and a separate corporation Stealth Technologies, Inc. (a Nevada Corporation) as well as Atlas Direct, LLC and any and all other parents, subsidiaries, controlled entities, or affiliated companies of either of the Stealth Technologies corporations or of Atlas Direct all of which will together be jointly and severally bound hereunder and referred to herein as "STEALTH".

WHEREAS, disputes have arisen between IMG and STEALTH regarding amounts due STEALTH ("Disputes"); and

WHEREAS, IMG and STEALTH desire to settle the Disputes, and provide for the mutual release of STEALTH and IMG from all claims and potential claims relating to shipments, payments, marketing funds, returns, chargebacks and deductions arising prior to the date of execution of this Reconciliation & Settlement Agreement;

NOW, THEREFORE, in consideration of these releases, covenants and agreements set forth below, the adequacy and sufficiency of which are expressly acknowledged, IMG and STEALTH, intending to be legally bound agrees as follows:

1. Settlement Amount. IMG and STEALTH agree that there are amounts that are the subject of the Disputes. In full settlement of the Disputes, IMG will pay the following:

   a. Life Alert Emergency Response, Inc in the amount of $350,000.00 – currently held in escrow by prior agreement.

   b. The attorney fees of HSN budgeted in the amount of $25,568.00.

   c. The attorney fees of Morris Nichols Arsht & Tunnell budgeted in the amount of $20,000.00.

   d. The attorney fees of Stinson LLP capped in the amount of $48,000.00.

   e. The attorney fees of Foley & Lardner LLP capped (but to be negotiated down) in the amount of $44,622.25.

   f. The attorney fees of Law Office of Robert Eckard & Associates, P.A. capped in the amount of $61,206.59

   g. In the event the total payments under Items 1a through 1f, above, exceed the amount of $466,600.57 ($537,451.82 less the $70,851.25 that IMG has already paid to counsel for HSN), then STEALTH shall pay IMG the amount in excess thereof within twenty (20) days after the execution and delivery of this Agreement by all parties.

   h. STEALTH for the Unliquidated Return Reserve Balance as of twenty (20) days after the execution and delivery of this Agreement by all parties. The Unliquidated Return Reserve Balance will be calculated by taking the return reserve balance in the amount of $67,609.83 as of April 20, 2019 and subtracting the returns, deductions, chargebacks or other obligations of STEALTH to IMG (including any payment due from Stealth to IMG under paragraph 1.g) that accrue after April 20, 2019. IMG shall also pay Stealth via the Robert Eckard Law Firm trust account any remaining funds (after the payments per Items 1a through 1f, above) held back from Stealth by IMG apart from the escrow and the Unliquidated Return Reserve within twenty (20) days after the execution and delivery of this Agreement by all parties.

2. Upon receipt from the respective law firms of the actual legal fees due, IMG will make payments via check within twenty (20) days after the execution and delivery of this Agreement by all parties for items 1.d, 1.e, 1.f & 1.h and budgeted items 1.b & 1.c.

3. Release by STEALTH to IMG. Subject only to the timely payment by IMG as provided in Sections 1 and 2 and the effectiveness of the release by IMG in Section 4 below, STEALTH, on its own behalf, and on behalf of any subsidiaries or other entities within its control, hereby releases and forever discharges IMG and all of its officers, employees, agents, attorneys, successors and assigns, from any and all actions, causes of action, suits, debts, sums of money, accounts, bills, invoices, covenants, contracts, controversies, agreements, promises, damages, costs, attorney's fees, interest, warranties, claims and demands whatsoever relating to the Disputes or to any shipments, payments, reserves, chargebacks or deductions, arising, occurring or existing prior to the date of execution of this Reconciliation & Settlement Agreement except (and ONLY) for any claim or cause arising out of IMG's obligations in the **Indemnification**, **Insurance** and **Product Liability** sections as outlined in the International Marketing Group Vendor Agreement Standard Terms and

Conditions, Exhibit A (5/12/15), Exhibit B (7/15/15), Exhibit C (12/3/15), Exhibit D (1/22/16), Exhibit E (10/25/16), Exhibit F(10/12/18) and Exhibit G (2/1/19).

4. Release by IMG to STEALTH. Subject only to the effectiveness of the release by Stealth as provided in Section 3, IMG hereby releases and forever discharges STEALTH and all of its officers, employees, agents, attorneys, successors and assigns, from any and all actions, causes of action, suits, debts, sums of money, accounts, bills, invoices, covenants, contracts, controversies, agreements, promises, damages, costs, attorney's fees, interest, warranties, claims and demands whatsoever, relating to the Disputes or to any shipments, payments, chargebacks or deductions, arising, occurring or existing prior to the date of execution of this Reconciliation & Settlement Agreement except (and ONLY) for any claim or cause arising out of STEALTH's obligations in the **Indemnification**, **Insurance** and **Product Liability** sections as outlined in the International Marketing Group Vendor Agreement Standard Terms and Conditions, Exhibit A (5/12/15), Exhibit B (7/15/15), Exhibit C (12/3/15), Exhibit D (1/22/16), Exhibit E (10/25/16), Exhibit F(10/12/18) and Exhibit G (2/1/19).

5. Stealth Contribution to the Escrow. Stealth shall pay $150,000 into the escrow (bringing the total balance in the escrow to $500,000) for subsequent payment of the entire escrow balance to Plaintiff Life Alert Emergency Response, Inc pursuant to the separate written settlement agreement to be executed by Plaintiff Life Alert and Defendants Stealth, HSN and IMG.

6. No Admission. This Agreement is the compromise and settlement of disputed claims. Nothing in this Agreement will operate as or be construed as an indication, inference, presumption, admission or as evidence relative to any fact, conclusion of law, issue or liability, or any other matter on the part of IMG or STEALTH.

7. Entire Agreement; Amendment; Waiver. This Agreement embodies the entire understanding and agreement between the parties with respect to the subject matter herein, superseding all prior or contemporaneous representations and agreements, whether written or oral. No modification or waiver of any of the provisions will be valid unless made in writing and signed by the party against which such modification or waiver is sought to be enforced. No waiver, delay, omission or forbearance in exercising any right, duty, or power under this Agreement will be construed as a waiver of the breach of any the provisions of this Agreement or subsequent default or breach of a different kind.

8. Assignment and Binding Effect. This Agreement is binding on the parties and their respective executors, administrators, legal representatives, successors and permitted assignees.

9. Representations and Warranties of IMG. IMG represents and warrants to and agrees with STEALTH as follows:

   a. IMG has received or has had the opportunity to receive independent legal advice from counsel with respect to the advisability of this resolution, to the release provided in this Agreement and of executing this Agreement. Prior to the execution of this Agreement, IMG has reviewed this Agreement and made all changes which it considers appropriate or desirable.

   b. IMG has been provided with, has received, reviewed, and/or analyzed all of the information that it deems necessary with respect to entering into this Agreement; it has had a complete and unrestricted opportunity to conduct whatever inquiries, investigations, or other due diligence IMG deems appropriate with respect to this settlement; it has not been induced into entering into this Agreement and has not otherwise relied in any way on any representation not set forth in this Agreement or any act or failure to act on the part of STEALTH and any such reliance would be unjustifiable and unreasonable under the circumstances.

   c. IMG is the sole and lawful owner of all right, title and interest in and every claim and each of the other matters which it purports to release herein, and IMG has not heretofore assigned or transferred or purported to assign or transfer to any person or entity any such right, title or interest.

10. Representations and Warranties of STEALTH. STEALTH represents and warrants to and agrees with IMG as follows:

    a. STEALTH has received or has had the opportunity to receive independent legal advice from counsel with respect to the advisability of this resolution, to the release provided in this Agreement and of executing this Agreement. Prior to the execution of this Agreement, STEALTH has reviewed this Agreement and made all changes which it considers appropriate or desirable.

b. STEALTH has been provided with, has received, reviewed, and/or analyzed all of the information that it deems necessary with respect to entering into this Agreement; it has had a complete and unrestricted opportunity to conduct whatever inquiries, investigations, or other due diligence it deems appropriate with respect to this settlement; it has not been induced into entering into this Agreement and has not otherwise relied in any way on any representation not set forth in this Agreement or any act or failure to act on the part of IMG and any such reliance would be unjustifiable and unreasonable under the circumstances.

c. STEALTH is the sole and lawful owner of all right, title and interest in and every claim and each of the other matters which it purports to release herein, and STEALTH has not heretofore assigned or transferred or purported to assign or transfer to any person or entity any such right, title or interest.

11. Governing Law. This Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the state of Missouri, without regard to conflict of law principles.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which, when taken together, will be deemed to be one and the same instrument.

13. Severability. If any provisions of this Agreement are declared void or otherwise unenforceable, such provision will be deemed to have been severed from this Agreement, which will otherwise remain in full force and effect.

14. Authority. The undersigned individual executing this Agreement on behalf of the entity described herein hereby warrants and represents that he/she has the authority to bind said entity he/she is executing this Agreement on behalf of and that said entity intends to be bound by it.

WHEREAS, IMG and STEALTH hereto have executed this Agreement on the date set forth below for each respective party.

| | |
|---|---|
| Stealth Technologies, Inc. (a Florida Corporation) | Atlas Direct, LLC. |
| [signature] Authorized Signature | Authorized Signature |
| Name: B. McFadden | Name: |
| Title: President | Title: |
| Date: 7/15/19 | Date: |
| Stealth Technologies, Inc. (a Nevada Corporation) | International Marketing Group, Inc. |
| [signature] Authorized Signature | Authorized Signature |
| Name: B. McFadden | Name: |
| Title: CEO | Title: |
| Date: 7/15/19 | Date: |

b. STEALTH has been provided with, has received, reviewed, and/or analyzed all of the information that it deems necessary with respect to entering into this Agreement; it has had a complete and unrestricted opportunity to conduct whatever inquiries, investigations, or other due diligence it deems appropriate with respect to this settlement; it has not been induced into entering into this Agreement and has not otherwise relied in any way on any representation not set forth in this Agreement or any act or failure to act on the part of IMG and any such reliance would be unjustifiable and unreasonable under the circumstances.

c. STEALTH is the sole and lawful owner of all right, title and interest in and every claim and each of the other matters which it purports to release herein, and STEALTH has not heretofore assigned or transferred or purported to assign or transfer to any person or entity any such right, title or interest.

11. Governing Law. This Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the state of Missouri, without regard to conflict of law principles.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which, when taken together, will be deemed to be one and the same instrument.

13. Severability. If any provisions of this Agreement are declared void or otherwise unenforceable, such provision will be deemed to have been severed from this Agreement, which will otherwise remain in full force and effect.

14. Authority. The undersigned individual executing this Agreement on behalf of the entity described herein hereby warrants and represents that he/she has the authority to bind said entity he/she is executing this Agreement on behalf of and that said entity intends to be bound by it.

WHEREAS, IMG and STEALTH hereto have executed this Agreement on the date set forth below for each respective party.

| | |
|---|---|
| Stealth Technologies, Inc. (a Florida Corporation) | Atlas Direct, LLC. |
| [signature] | [signature] |
| Authorized Signature | Authorized Signature |
| Name: B. McFadden | Name: Steven wise |
| Title: President | Title: Owner |
| Date: 7/15/19 | Date: 07/19/19 |
| Stealth Technologies, Inc. (a Nevada Corporation) | International Marketing Group, Inc. |
| [signature] | |
| Authorized Signature | Authorized Signature |
| Name: B. McFadden | Name: |
| Title: CEO | Title: |
| Date: 7/15/19 | Date: |

b. STEALTH has been provided with, has received, reviewed, and/or analyzed all of the information that it deems necessary with respect to entering into this Agreement; it has had a complete and unrestricted opportunity to conduct whatever inquiries, investigations, or other due diligence it deems appropriate with respect to this settlement; it has not been induced into entering into this Agreement and has not otherwise relied in any way on any representation not set forth in this Agreement or any act or failure to act on the part of IMG and any such reliance would be unjustifiable and unreasonable under the circumstances.

c. STEALTH is the sole and lawful owner of all right, title and interest in and every claim and each of the other matters which it purports to release herein, and STEALTH has not heretofore assigned or transferred or purported to assign or transfer to any person or entity any such right, title or interest.

11. Governing Law. This Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the state of Missouri, without regard to conflict of law principles.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which, when taken together, will be deemed to be one and the same instrument.

13. Severability. If any provisions of this Agreement are declared void or otherwise unenforceable, such provision will be deemed to have been severed from this Agreement, which will otherwise remain in full force and effect.

14. Authority. The undersigned individual executing this Agreement on behalf of the entity described herein hereby warrants and represents that he/she has the authority to bind said entity he/she is executing this Agreement on behalf of and that said entity intends to be bound by it.

WHEREAS, IMG and STEALTH hereto have executed this Agreement on the date set forth below for each respective party.

Stealth Technologies, Inc. (a Florida Corporation)

________________________
Authorized Signature

Name: ________________

Title: ________________

Date: ________________

Atlas Direct, LLC.

________________________
Authorized Signature

Name: ________________

Title: ________________

Date: ________________

Stealth Technologies, Inc. (a Nevada Corporation)

________________________
Authorized Signature

Name: ________________

Title: ________________

Date: ________________

International Marketing Group, Inc.

[signature]
Authorized Signature

Name: DAVID Rouff

Title: CEO

Date: 7/12/2019